UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2018 (March 31, 2018)

Date of Report (Date of earliest event reported)

SITO Mobile, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Town Square Place

Suite 204

Jersey City, NJ 07310

(Address of principal executive offices)

(201) 275-0555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Board of Directors of SITO Mobile, Ltd. (the “Company”), after considering the recommendations of management and consulting with BDO USA, LLP, the Company’s independent registered public accounting firm, concluded that our unaudited condensed consolidated financial statements included in the quarterly reports on Form 10-Q for the quarterly periods ended June 30, 2017 and September 30, 2017 (the “Initial Filings”) should not be relied upon because the Company had improperly accounted for (i) certain professional fees relating to our July 2017 direct registered offering of common stock, (ii) the classification of the issuance of warrants, with the related marked-to-market revaluation each reporting period from the same July 2017 direct registered offering of common stock and (iii) revenue derived from our joint venture with Personalized Media Communications, LLC and the presentation of the earnings from such joint venture, as more fully described below. Following the filing of this Current Report on Form 8-K and on or before April 30, 2018, we will file amendments to our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017 and September 30, 2017 (together, the “Amended Filings”) to restate the previously issued interim financial statements in the Initial Filings to correctly account for the foregoing items.

The financial statements for the quarterly periods ended June 30, 2017 and September 30, 2017 included in the Amended Filings, once filed, may be relied upon, as the misstatements referred to above and described in more detail below will be corrected.

We believe it is important that investors understand that these changes:

•	do not reflect a fundamental change in our underlying business;

•	do not relate to the Company’s operating performance;

•	do not or materially impact the key corporate performance metrics used by the Company, including media-placement revenue and gross profit or non-GAAP Adjusted EBITDA;

•	do not impact our cash and cash equivalents; and

•	do not impact our compliance with our contractual obligations.

Warrants

In connection with our direct registered offering of common stock in July 2017, the Company issued 320,000 warrants, which were accounted for as equity. After consultation with its advisors, the Audit Committee has determined that the warrants should have been accounted for as a liability under generally accepted accounting principles because of the inherent risk that unknown future effects could compromise the ability of the Company to maintain an effective registration statement for the shares of common stock underlying such warrants. As a result, our stockholders’ equity-additional paid-in capital was overstated by approximately $1,000,000 and our Warrant Liability was understated by approximately $1,700,000 as of September 30, 2017. In addition, under the liability method of accounting, the Company will mark to market the warrants each reporting period. Other income (expense) – Income/(loss) on revaluation of warrant liability was understated by approximately $600,000 for the three and nine months ended September 30, 2018.

Earnings from Joint Venture

The Company has maintained licensing arrangement providing for a joint venture with Personalized Media Communications, LLC (the “JV License”). The JV License was renewed in June 2017 in exchange for a pre-payment of approximately $4,500,000. The Company has historically recorded revenue from the JV License as deferred revenue, which was recognized as revenue over the life of the JV License. After consultation with its advisors, the Audit Committee has determined that the licensing revenue should have been recorded as Earnings from Joint Venture rather than top-line revenue. Furthermore, the renewal of the JV license in June 2017 resulting in the JV License becoming a perpetual license under generally acceptable accounting principles, requiring upfront recognition of the pre-payment noted above. As a result, our deferred revenue was overstated by approximately $1,300,000, comprised of approximately $300,000 of current deferred revenue and approximately $1,000,000 of long-term deferred revenue, and Earnings of Joint Venture was understated by approximately $1,400,000 and approximately $1,500,000 for the three and six months ended June 30, 2017, respectively. As a result, our net loss for the three and six months ended June 30, 2017, was overstated by approximately $1,300,000 for both periods, respectively. Our deferred revenue was overstated by approximately $1,200,000, comprised of approximately $300,000 of current deferred revenue and approximately $900,000 of long-term deferred revenue, and Earnings of Joint Venture was understated by approximately $1,500,000 for the nine months ended September 30, 2017. As a result, our net loss was understated by approximately $100,000 for the three months ended September 30, 2017 and our net loss was overstated by approximately $1,200,000 for the nine months ended September 30, 2017.

Professional Fees

Approximately $300,000 in fees associated with the Company’s direct registered offering of common stock in July 2017 were incorrectly classified as general and administrative expenses as presented in the three and nine month periods ended September 30, 2017. As these expenses directly related to the public offering of common stock, they should have been recorded as a charge against equity. As a result, our general and administrative expenses were overstated by approximately $300,000 and our net loss was overstated by approximately $300,000 for the three and nine months ended September 30, 2017.

The net impact of these adjustments to the Company’s statement of operations for the three and six months ended June 30, 2017 is (i) an increase in loss from operations of $49,356 and $141,569, respectively, (ii) a decrease in net loss of $1,323,185 for both periods and (iii) a decrease in basic and diluted net loss per share of $0.06 for both periods.

The net impact of these adjustments to the Company’s statement of operations for the three and nine months ended September 30, 2017 is (i) a decrease in loss from operations of $230,862 and $89,293, respectively, (ii) an increase in net loss of $405,594 and decrease in net loss $917,591, respectively and (iii) an increase in basic and diluted net loss per share of $0.02 and decrease of $0.04, respectively.

The net impact of these adjustments to the Company’s balance sheet as of June 30, 2017 is (i) a decrease in current deferred revenue of $337,500, (ii) a decrease in long-term deferred revenue of $985,685, (iii) a decrease in accumulated deficit of $1,323,185.

The net impact of these adjustments to the Company’s balance sheet as of September 30, 2017 is (i) a decrease in current deferred revenue of $252,431, (ii) a decrease in long-term deferred revenue of $900,616, (iii) an increase in warrant liability of $1,698,034, (iv) a decrease in additional paid-in capital of $1,377,509 and (v) a decrease in accumulated deficit of $832,522.

None of these adjustments result in a net impact to cash for the six and nine months ended June 30, 2017 and September 30, 2017 respectively. As a result of these adjustments, (i) net cash used in operating activities increased by $34,425 and (ii) net cash used in financing activities increased by $315,931 for the nine months ended September 30, 2017.

Our management has concluded that these adjustments reflect a material weaknesses in our internal controls over financial reporting caused by an insufficient complement of finance and accounting resources within the organization to ensure the proper application of U.S. GAAP relating to the Company’s complex non-routine transactions.

Forward-Looking Statements

To the extent any statements made in this current report deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the terms, expected proceeds and closing of the offering. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by the Company’s forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K and the documents that we reference in our Annual Report on Form 10-K and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018	SITO Mobile, Ltd

	By:	/s/ Mark Del Priore
Mark Del Priore
Chief Financial Officer